People's United Financial, Inc.

People's United Bank

Acquisition of Financial Federal Corporation November 23, 2009 Exhibit 99.2

Certain comments made in the course of this presentation by People's United Financial are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities
Exchange Act of 1934.  These forward-looking statements are intended to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and
this statement is included for purposes of complying with these safe harbor provisions. These include all statements about People's United Financial's operating results or financial position for periods ending or on dates occurring after September 30, 2009 and usually use words such as "expect", "anticipate", "believe", and similar expressions.  These comments represent management's current beliefs, based upon information available to it at the time the statements are made, with regard to the matters addressed.
These forward-looking statements are based on current plans and expectations, which are subject to a number of risk factors and uncertainties that could cause future results to differ materially from historical performance or future expectations. These differences may be the result of various factors, including, among others: (1) failure of the parties to satisfy the closing conditions in the merger agreement in a timely manner or at all; (2) failure of the shareholders of Financial Federal Corporation to approve the merger agreement; (3) disruptions to the parties’
businesses as a result of the announcement and pendency of the merger; (4) costs or difficulties related to the integration of the businesses following the merger; (5) changes in general, national or regional economic conditions; (6) the risk that the anticipated benefits, cost savings and any other savings from the transaction may not be fully realized or may take longer than expected to realize; (7) changes in loan default and charge-off rates;
(8) reductions in deposit levels necessitating increased borrowings to fund loans and investments; (9) changes in interest rates or credit availability; (10) changes in levels of income and expense in noninterest income and expense related activities; and (11) competition and its effect on pricing, spending, third-party relationships and revenues.  For additional factors that may affect future results, please see People’s United’s and Financial
Federal Corporation’s filings with the Securities and Exchange Commission, including People’s United’s Annual
Report on Form 10-K for the year ended December 31, 2008 and Financial Federal Corporation’s Annual Report
on Form 10-K for the year ended July 31, 2009.  People’s United and Financial Federal Corporation undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or other changes.
Forward Looking Statements

Transaction Summary
$11.27 per FIF share Cash Portion
Paul Sinsheimer to continue running business
Employment agreements in place with key personnel
Management
Completed Due Diligence
First Quarter 2010 Anticipated Closing
$26 Million Termination Fee
FIF shareholders Approvals
$738 million
(1)
Aggregate Purchase Price
Fixed at 1.0 PBCT share per FIF share Exchange Ratio on Stock Portion
~ 60% Stock / ~ 40% Cash Consideration
$27.74
(1)
(1.0 PBCT share plus $11.27 in cash) Purchase Price per FIF Share

(1) Based on a PBCT closing stock price of $16.47 on November 20, 2009

Transaction Rationale
Strategically Compelling
Combines People’s United significant excess liquidity and low cost funding with a premier asset generation platform
Significantly expands highly profitable equipment finance business
FIF’s platform provides leverage in economic recovery
Preserves future acquisition flexibility
Retention of key management
Conservative credit culture consistent with People’s United underwriting philosophy
Financially Compelling
IRR greater than 20%
Significantly accretive to operating earnings: 25% in 2010 based on consensus estimates
Acquisition preserves industry-leading tangible common equity ratio

Financial Federal Overview
Leading Equipment Finance Company Lending to Middle-Market
Businesses Across U.S.
$1.5 billion in assets with ~200
employees
Serves 5,000 customers across 49 states
Secured lender
91% of receivables are loans
No residual risk
Customers are primarily end users,
dealers and manufacturers
Compete on service, not rate
Senior management team with over 30+
years experience
20+ years of consistent profitable financial
performance
44%
7%
13%
36%

Construction
Transportation
Refuse
Other
Focus on Construction, Road
Transportation and Refuse Industries
Geographic Diversification
Southwest: 30%
Southeast: 25%
Northeast: 19%
Central: 13%
West: 13%

Asset Generation
Things FIF Does…
Secured lending
Underwrite all transactions
Hold receivables to maturity
Focus on middle-market
Sell service over rate
Tailor products to customer needs
Originate loans and finance leases
Short to mid-term financings
Fixed and floating rate financings
Things FIF Does Not…
Offer consumer lending
Offer unsecured lending
Finance large ticket or technology
Originate foreign receivables
Buy broker paper
Computer credit score
Outsource servicing
Take residual risk

Conservative credit culture consistent with People’s United underwriting philosophy

Strong Risk-Adjusted Returns
Yields on Loans (%)
Yield on Loans Less NCOs (%)
Commentary
•
FIF’s portfolio earns significantly higher yields
•
Demonstrates ability to compete on service rather
than rate
•
Combined balance sheet will improve net interest
margin (~35bp improvement)
•
Strong risk-adjusted returns demonstrates FIF
has not sacrificed asset quality to generate high
loan yields
0.00
2.00
4.00
6.00
8.00
10.00
Q3 2008 Q4 2008 Q1 2009 Q2 2009 Q3 2009
0.00
2.00
4.00
6.00
8.00
10.00
Q3 2008 Q4 2008 Q1 2009 Q2 2009 Q3 2009
(1) Peer group consists of BKX Index excluding trust banks
0.00
1.00
2.00
3.00
4.00
Q3 2008 Q4 2008 Q1 2009 Q2 2009 Q3 2009
NCOs / Avg. Loans (%)
PBCT Peer Group Mean FIF PBCT Peer Group Mean FIF
PBCT Peer Group Mean FIF

(1)
(1)
(1)

Significantly Accretive to Earnings
EPS Accretion / (Dilution)
$MM Pro Forma Operating Earnings Adjustments
(1)
25% Operating EPS accretion
$0.39 PBCT Wall Street EPS
$0.49 Pro forma operating EPS
178 Pro forma net income
9 Net benefit of repaying borrowings and opportunity cost of cash
(2)
0 Cost savings
37 FIF 2010 standalone net income (Wall Street consensus)
132 PBCT 2010 standalone net income (Wall Street consensus)
(1) Pro forma operating earnings adjustments assume full year impact.  Excludes estimated one-time pre-tax expenses of ~$55 million, which includes prepayment penalty to repay borrowings
(2) 100% of FIF’s borrowings repaid at a positive pre-tax spread of ~1.8%

Maintaining Industry Leading Capital Ratios
$10.19 $17.04 $10.71 Tangible book value per share
5.5 0.4 5.1 Common equity
18.6%
0.6
15.1
20.8
1.1
1.5
0.2
14.3
4.0
PBCT
9/30/09
29.2%
1.1
-
1.5
-
-
-
1.5
-
FIF
7/31/09
21.3 Total assets
Pro Forma
(1)
Balance Sheet ($Bn)
19.0% Tangible common / tangible assets
0.7 Other liabilities
15.1 Deposits
1.2 Other assets
1.8 Intangibles
0.2 Loan loss reserve
15.8 Loans
2.7 Cash and securities

(1) Pro forma for $80 million pre-tax loan mark ($54 million net of FIF loan loss reserves) and repayment of FIF’s borrowings
Accretive to Tangible Common Equity Ratio

Conclusion: A Compelling Transaction
Expansion
Meets All Financial
and Strategic Criteria
Platform for growth; leverage in economic recovery
Diversifies franchise
Preserves strategic flexibility
Combines our significant excess liquidity and low cost funding with a premier asset generation platform
IRR greater than 20%
Maintains strong tangible common equity ratio
Significantly accretive to operating earnings in 2010
Retention of key management
Minimal employee / customer disruption
No cost savings assumed
Low Risk
Execution

Information about the Transaction
In connection with the proposed merger, People’s United will file with the Securities and Exchange
Commission (the “SEC”) a Registration Statement on Form S-4 that will include a proxy statement of Financial Federal that also constitutes a prospectus of People’s United.  Financial Federal will mail the proxy statement/prospectus to its stockholders.  Investors and security holders are urged to read the proxy statement/prospectus regarding the proposed merger when it becomes available because it will contain important information. You may obtain a free copy of the proxy statement/prospectus (when available) and other related documents filed by People’s
United and Financial Federal with the SEC at the SEC’s website at www.sec.gov. The proxy statement/prospectus (when it is available) and the other documents may also be obtained for free by accessing People’s United website at www.peoples.com under the tab “Investor Relations” and then under the heading “Financial Information” or by accessing Financial Federal’s website at
www.financialfederal.com under the tab “Investor Relations – SEC Filings”.
People’s United, Financial Federal and their respective directors, executive officers and certain other members of management and employees may be soliciting proxies from Financial Federal stockholders in favor of the merger.  Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the Financial Federal stockholders in connection with the proposed merger will be set forth in the proxy statement/prospectus when it is filed with the SEC. You can find information about the executive officers and directors of People’s
United in its Annual Report on Form 10-K for the year ended December 31, 2008 and in its definitive proxy statement filed with the SEC on March 25, 2009.  You can find information about Financial
Federal’s executive officers and directors in its Annual Report on Form 10-K for the year ended July
31, 2009 and in its definitive proxy statement filed with the SEC on November 5, 2009.  You can obtain free copies of these documents from People’s United or Financial Federal using the contact information above.
This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities.

For more information, investors may contact: Jared Shaw jared.shaw@peoples.com (203) 338-4130